As filed with the Securities and Exchange Commission on February 4, 2011

Registration No. 333-170841

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Offshore Group Investment Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	1381	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

c/o Maples Corporate Services Limited

P.O. Box 309, Ugland House

Grand Cayman, KY1-1104, Cayman Islands

(281) 404-4700

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

See Table of Additional Registrants below

Chris E. Celano

Vice President and General Counsel

Vantage Drilling Company

c/o Vantage Energy Services, Inc.

777 Post Oak Boulevard, Suite 800

Houston, Texas 77056

(281) 404-4700

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Bryan K. Brown

Porter Hedges LLP

1000 Main, 36th Floor

Houston, Texas 77002

Telephone: (713) 226-6000

Telecopy: (713) 226-6291

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date hereof.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS*

Vantage Drilling Company, and the following subsidiaries of Vantage Drilling Company and Offshore Group Investment Limited, are co-registrants under this registration statement.

Name	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Emerald Driller Company	Cayman Islands	N/A
Mandarin Drilling Corporation	Marshall Islands	N/A
P2021 Rig Co.	Cayman Islands	N/A
Sapphire Driller Company	Cayman Islands	N/A
Vantage Holding Hungary Kft	Hungary	N/A
Vantage Drilling Netherlands B.V.	The Netherlands	N/A
Vantage Drilling Company	Cayman Islands	N/A
Vantage Driller I Co.	Cayman Islands	N/A
Vantage Driller II Co.	Cayman Islands	N/A
Vantage Driller IV Co.	Cayman Islands	N/A
Vantage International Management Co.	Cayman Islands	N/A

*	The address for each of the co-registrants is c/o Vantage Energy Services, Inc., 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056, Telephone: (281) 404-4700.

The name and address, including zip code, of the agent for service for each of the co-registrants is Chris E. Celano, Vice President and General Counsel of Vantage Drilling Company, c/o Vantage Energy Services, Inc., 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056. The telephone number, including area code, of the agent for service for each of the co-registrants is (281) 404-4700.

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-170481) is filed solely to file Exhibits 5.1 and 5.2. No change is made to the prospectus constituting Part I of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against civil fraud, willful default, willful neglect, dishonesty or the consequences of committing a crime. Our memorandum and articles of association provide for indemnification of our officers and directors for any liability incurred in their capacities as such, except through their own actual fraud or willful default.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is theretofore unenforceable.

The limitation of liability and indemnification provisions in our memorandum and articles of association may discourage securityholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our securityholders. In addition, your investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.

Item 21.	Exhibits and Financial Statement Schedules.

(a)	Exhibits. The following exhibits are filed herewith pursuant to the requirements of Item 601 of Regulation S-K:

Exhibit No.	Description

3.1	Certificate of Incorporation of Vantage Drilling Company (1)

3.2	Amended and Restated Memorandum and Articles of Association of Vantage Drilling Company (2)

3.3 *	Certificate of Incorporation of Offshore Group Investment Limited

3.4 *	Amended and Restated Memorandum and Articles of Association of Offshore Group Investment Limited

3.5 *	Certificate of Incorporation of Vantage Driller I Co.

3.6 *	Amended and Restated Memorandum and Articles of Association of Vantage Driller I Co.

3.7 *	Certificate of Incorporation of Vantage Driller II Co.

3.8 *	Amended and Restated Memorandum and Articles of Association of Vantage Driller II Co.

3.9 *	Certificate of Incorporation of Vantage Driller IV Co.

3.10 *	Amended and Restated Memorandum and Articles of Association of Vantage Driller IV Co.

3.11 *	Certificate of Incorporation of Emerald Driller Company

3.12 *	Memorandum and Articles of Association of Emerald Driller Company

3.13 *	Certificate of Incorporation of Sapphire Driller Company

3.14 *	Memorandum and Articles of Association of Sapphire Driller Company

3.15 *	Certificate of Incorporation of Vantage International Management Co.

3.16 *	Amended and Restated Memorandum and Articles of Association of Vantage International Management Co.

3.17 *	Certificate of Incorporation of P2021 Rig Co.

3.18 *	Amended and Restated Memorandum and Articles of Association of P2021 Rig Co.

3.19 *	Certificate of Incorporation of Vantage Holding Hungary Kft.—English translation from Hungarian

3.20 *	Articles of Association of Vantage Drilling Netherlands B.V.—English translation from Dutch

3.21 *	Articles of Incorporation of Mandarin Drilling Corporation

3.22 *	Bylaws of Mandarin Drilling Corporation

4.1	Indenture dated as of July 30, 2010 by and among Offshore Group Investment Limited, the guarantors named therein, and Wells Fargo Bank, National Association, as trustee (3)

4.2	Registration Rights Agreement dated as of July 30, 2010 among Offshore Group Investment Limited, the guarantors party thereto, and Jefferies & Company, Inc. and Deutsche Bank Securities Inc., as representatives of the Initial Purchasers (4)

5.1 **	Opinion of Porter Hedges LLP

5.2 **	Opinion of Maples & Calder

12.1 *	Statement showing computation of ratio of earnings to fixed charges

21.1	Subsidiaries of Vantage Drilling Company (5)

23.1 **	Consent of Porter Hedges LLP (included in Exhibit 5.1)

23.2 *	Consent of UHY LLP

23.3 **	Consent of Maples & Calder (included in Exhibit 5.2)

24.1 *	Powers of Attorney

25.1 *	Statement of Eligibility on Form T-1 of Wells Fargo Bank, National Association

99.1 *	Form of Letter of Transmittal

99.2 *	Form of Notice of Guaranteed Delivery

*	Previously filed.
**	Filed herewith.
(1)	Incorporated by reference to Exhibit 3.1 of the parent’s registration statement on Form F-4 (File No. 333-147797).
(2)	Incorporated by reference to Exhibit 3.1 of the parent’s current report on Form 8-K filed with the SEC on December 28, 2009.
(3)	Incorporated by reference to Exhibit 4.1 of the parent’s current report on Form 8-K filed with the SEC on August 5, 2010.
(4)	Incorporated by reference to Exhibit 10.1 of the parent’s current report on Form 8-K filed with the SEC on August 5, 2010.
(5)	Incorporated by reference to Exhibit 21.1 of the parent’s annual report on Form 10-K filed with the SEC on March 16, 2010.

Item 22.	Undertakings.

(a) Each undersigned registrant hereby undertakes:

1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

2. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4. That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(c) Each undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(d) Each undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 3rd day of February, 2011.

Offshore Group Investment Limited

By:	/S/ PAUL A. BRAGG
Paul A. Bragg Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/S/ PAUL A. BRAGG Paul A. Bragg	Chief Executive Officer (Principal executive officer)	February 3, 2011

By:	/S/ DOUGLAS G. SMITH Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer) and Sole Director	February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 3rd day of February, 2011.

Vantage Drilling Company

By:	/S/ PAUL A. BRAGG
Paul A. Bragg Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/S/ PAUL A. BRAGG Paul A. Bragg	Chairman and Chief Executive Officer (Principal executive officer)	February 3, 2011

By:	/S/ DOUGLAS G. SMITH Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	February 3, 2011

By:	* Jorge E. Estrada	Director	February 3, 2011

By:	* Marcelo D. Guiscardo	Director	February 3, 2011

By:	* John C.G. O’Leary	Director	February 3, 2011

By:	* Steinar Thomassen	Director	February 3, 2011

Signature		Title	Date

By:	* Robert F. Grantham	Director	February 3, 2011

By:	* Koichiro Esaka	Director	February 3, 2011

By:	* Ong Tian Khiam	Director	February 3, 2011

By:	* Hsin-Chi Su	Director	February 3, 2011

*By:	/S/ DOUGLAS G. SMITH Douglas G. Smith, as attorney-in-fact		February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 3rd day of February, 2011.

Emerald Driller Company

By:	/S/ PAUL A. BRAGG
Paul A. Bragg Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/S/ PAUL A. BRAGG Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	February 3, 2011

By:	/S/ DOUGLAS G. SMITH Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 3rd day of February, 2011.

Mandarin Drilling Corporation

By:	/S/ PAUL A. BRAGG
Paul A. Bragg Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/S/ PAUL A. BRAGG Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	February 3, 2011

By:	/S/ DOUGLAS G. SMITH Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 3rd day of February, 2011.

P2021 Rig Co.

By:	/S/ PAUL A. BRAGG
Paul A. Bragg Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/S/ PAUL A. BRAGG Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	February 3, 2011

By:	/S/ DOUGLAS G. SMITH Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 3rd day of February, 2011.

Sapphire Driller Company

By:	/S/ PAUL A. BRAGG
Paul A. Bragg Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/S/ PAUL A. BRAGG Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	February 3, 2011

By:	/S/ DOUGLAS G. SMITH Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 3rd day of February, 2011.

Vantage Driller I Co.

By:	/S/ PAUL A. BRAGG
Paul A. Bragg Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/S/ PAUL A. BRAGG Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	February 3, 2011

By:	/S/ DOUGLAS G. SMITH Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 3rd day of February, 2011.

Vantage Driller II Co.

By:	/S/ PAUL A. BRAGG
Paul A. Bragg Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/S/ PAUL A. BRAGG Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	February 3, 2011

By:	/S/ DOUGLAS G. SMITH Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	February 3, 2011

By:	* Douglas W. Halkett	Director	February 3, 2011

By:	* Don Munro	Director	February 3, 2011

*By:	/S/ DOUGLAS G. SMITH Douglas G. Smith, as attorney-in-fact		February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 3rd day of February, 2011.

Vantage Driller IV Co.

By:	/S/ PAUL A. BRAGG
Paul A. Bragg Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/S/ PAUL A. BRAGG Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	February 3, 2011

By:	/S/ DOUGLAS G. SMITH Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 3rd day of February, 2011.

Vantage Drilling Netherlands B.V.

By:	/S/ CHRIS E. CELANO
Chris E. Celano Managing Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/S/ CHRIS E. CELANO Chris E. Celano	Managing Director	February 3, 2011

By:	* T. J. van Rijn	Managing Director	February 3, 2011

By:	* M.M.L. Gortzen, as attorney-in-fact for TMF Management B.V.	Managing Director	February 3, 2011

*By:	/S/ CHRIS E. CELANO Chris E. Celano, as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Budapest, Hungary and Houston, Texas, on the 3rd day of February, 2011.

Vantage Holding Hungary Kft

By:	/S/ CHRIS E. CELANO
Chris E. Celano Managing Director

By:	/S/ JULIA VARGA
Julia Varga Managing Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/S/ CHRIS E. CELANO Chris E. Celano	Managing Director	February 3, 2011

By:	/S/ LINDA IBRAHIM Linda Ibrahim	Managing Director	February 3, 2011

By:	/S/ JULIA VARGA Julia Varga	Managing Director	February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 3rd day of February, 2011.

Vantage International Management Co.

By:	/S/ PAUL A. BRAGG
Paul A. Bragg Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/S/ PAUL A. BRAGG Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	February 3, 2011

By:	/S/ DOUGLAS G. SMITH Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	February 3, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Incorporation of Vantage Drilling Company (1)

3.2	Amended and Restated Memorandum and Articles of Association of Vantage Drilling Company (2)

3.3 *	Certificate of Incorporation of Offshore Group Investment Limited

3.4 *	Amended and Restated Memorandum and Articles of Association of Offshore Group Investment Limited

3.5 *	Certificate of Incorporation of Vantage Driller I Co.

3.6 *	Amended and Restated Memorandum and Articles of Association of Vantage Driller I Co.

3.7 *	Certificate of Incorporation of Vantage Driller II Co.

3.8 *	Amended and Restated Memorandum and Articles of Association of Vantage Driller II Co.

3.9 *	Certificate of Incorporation of Vantage Driller IV Co.

3.10 *	Amended and Restated Memorandum and Articles of Association of Vantage Driller IV Co.

3.11 *	Certificate of Incorporation of Emerald Driller Company

3.12 *	Memorandum and Articles of Association of Emerald Driller Company

3.13 *	Certificate of Incorporation of Sapphire Driller Company

3.14 *	Memorandum and Articles of Association of Sapphire Driller Company

3.15 *	Certificate of Incorporation of Vantage International Management Co.

3.16 *	Amended and Restated Memorandum and Articles of Association of Vantage International Management Co.

3.17 *	Certificate of Incorporation of P2021 Rig Co.

3.18 *	Amended and Restated Memorandum and Articles of Association of P2021 Rig Co.

3.19 *	Certificate of Incorporation of Vantage Holding Hungary Kft.—English translation from Hungarian

3.20 *	Articles of Association of Vantage Drilling Netherlands B.V.—English translation from Dutch

3.21 *	Articles of Incorporation of Mandarin Drilling Corporation

3.22 *	Bylaws of Mandarin Drilling Corporation

4.1	Indenture dated as of July 30, 2010 by and among Offshore Group Investment Limited, the guarantors named therein, and Wells Fargo Bank, National Association, as trustee (3)

4.2	Registration Rights Agreement dated as of July 30, 2010 among Offshore Group Investment Limited, the guarantors party thereto, and Jefferies & Company, Inc. and Deutsche Bank Securities Inc., as representatives of the Initial Purchasers (4)

5.1**	Opinion of Porter Hedges LLP

5.2 **	Opinion of Maples & Calder

12.1*	Statement showing computation of ratio of earnings to fixed charges

21.1	Subsidiaries of Vantage Drilling Company (5)

23.1**	Consent of Porter Hedges LLP (included in Exhibit 5.1)

23.2*	Consent of UHY LLP

23.3**	Consent of Maples & Calder (included in Exhibit 5.2)

24.1*	Powers of Attorney (contained in signature pages)

25.1*	Statement of Eligibility on Form T-1 of Wells Fargo Bank, National Association

99.1*	Form of Letter of Transmittal

99.2*	Form of Notice of Guaranteed Delivery

*	Previously filed.
**	Filed herewith.
(1)	Incorporated by reference to Exhibit 3.1 of the Company’s registration statement on Form F-4 (File No. 333-147797).
(2)	Incorporated by reference to Exhibit 3.1 of the Company’s current report on Form 8-K filed with the SEC on December 28, 2009.
(3)	Incorporated by reference to Exhibit 4.1 of the Company’s current report on Form 8-K filed with the SEC on August 5, 2010.
(4)	Incorporated by reference to Exhibit 10.1 of the Company’s current report on Form 8-K filed with the SEC on August 5, 2010.
(5)	Incorporated by reference to Exhibit 21.1 of the Company’s annual report on Form 10-K filed with the SEC on March 16, 2010.